                                                                    Exhibit 10.3
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Wells Fargo Bank, National
Association
Real Estate Group (AU #2692)
400 Capitol Mall, Suite 700
Sacramento, California  95814

Attn:     Patty Cabrera
Loan No. 2537

    SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
                   ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                           (LEASE TO DEED OF TRUST)


     NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).


     This SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is made as of June 24, 1998, by and between MYRIAD GENETICS, INC., a Delaware corporation ("Tenant"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), with reference to the following facts and intentions of the parties:

                                   RECITALS
                                   --------

     A. BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company ("Borrower"), is the ground lessee of the land and improvements commonly Exhibit A attached hereto ("Property") and the owner of the landlord's interest
---------
in the lease identified in Recital B below ("Lease").

     B. Tenant is the owner of the tenant's interest in that lease dated March 6, 1998, as amended by that certain Amendment to Lease, dated June 24, 1998 (the "Lease").

     C. Borrower has applied to Lender for a loan ("Loan"), which will be secured by, among other things, a Leasehold Construction Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement and Fixture Filing ("Deed of Trust") upon the Property.

     D. As a condition to making the Loan, Lender has required that Tenant furnish certain assurances to, and make certain agreements with, Lender, as set forth below.

     THEREFORE, The parties agree as follows:

     1.   SUBORDINATION.
          -------------

          1.1  Prior Lien.  Except as expressly provided to the contrary in this
               ----------

Agreement, the Deed of Trust, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien or charge on the Property prior and superior to the Lease.

          1.2  Condition Precedent.  Lender would not make the Loan without this
               -------------------
Agreement.

          1.3  Entire Agreement.  This Agreement shall be the whole agreement
               ----------------
and only agreement with regard to the subordination of the Lease to the lien or charge of the Deed of Trust, and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

          1.4  Disbursements.  Lender, in making disbursements pursuant to the
               -------------
Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part.

          1.5  Subordination.  Except as expressly provided to the contrary in
               -------------
this Agreement, Tenant intentionally and unconditionally waives, relinquishes and subordinates all of Tenant's right, title and interest in and to the Property, to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

     2.   NON-DISTURBANCE AND ATTORNMENT.
          ------------------------------

          2.1  Non-Disturbance.   So long as there shall exist no breach,
               ---------------
default or event of default (beyond any period given to Tenant in the Lease to cure such default) on the part of Tenant under the Lease at the time of any foreclosure of the Deed of Trust, Lender agrees that the leasehold interest of Tenant under the Lease shall not be terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the provisions of the Lease.

          2.2  Attornment.  Should title to the Property and the landlord's
               ----------
interest in the Lease be transferred to Lender or any other person or entity ("New Owner") by, or in-lieu of judicial or non-judicial foreclosure of the Deed of Trust, Tenant agrees, for the benefit of New Owner and effective immediately and automatically upon the occurrence of any such transfer, that: (a) Tenant shall pay to New Owner all rental payments required to be made by Tenant pursuant to the terms of the Lease for the remainder of the Lease term; (b) Tenant shall be bound to New Owner in accordance with all of the provisions of the Lease for the remainder of the Lease term; and (c) Tenant hereby attorns to New Owner as its landlord, such attornment to be effective and self-operative without the execution of any further instrument. Upon acquiring the Property, New Owner shall perform landlord's covenants under the Lease arising from and after the date of such acquisition; provided, New Owner shall have no obligation to perform any covenants of landlord under the Lease following any subsequent transfer by New Owner of the landlord's interest in the Lease. If any provision of the Lease (including, without limitation, any provision of the Lease concerning the automatic or optional subordination of the Lease to a deed of trust) conflicts with any provision of this Section 2.2, the provision of this Section 2.2 shall, to the extent of such conflict, prevail and control.

          2.3  Amendment.  Notwithstanding anything to the contrary in Sections
               ---------
2.1 or 2.2 above, Lender and Tenant agree that, in the event title to the Property and the landlord's interest in the Lease are transferred to a New Owner by or in lieu of judicial or nonjudicial foreclosure of the Deed of Trust, the Lease shall be automatically deemed amended in the following respects only without the need for any further action by New Owner or Tenant: Paragraphs A and B of the Rider to the Lease shall be temporarily suspended and shall be of no force and effect for the period commencing upon Lender's recordation of a Notice of Default in connection with the Loan and continuing until the earlier of (a) two (2) years from such date, or (b) the transfer of the Property to a third party unrelated to Lender, and upon the earlier to occur of (a) or (b), Paragraphs A and B of the Rider to the Lease shall become once again in full force and effect.

     3.   ESTOPPEL.  Tenant warrants and represents to Lender, as of the date
          --------
hereof, that:

          3.1  Lease Effective.  The Lease has been duly executed and delivered
               ---------------
by Tenant and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding, and there have been no modifications or additions to the Lease, written or oral.

          3.2  No Default.  To the best of Tenant's knowledge:  (a) there exists
               ----------
no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease either by Tenant or Owner; and (b) Tenant has no existing claims, defenses or offsets against rental due or to become due under the Lease.

          3.3  Entire Agreement.  The Lease constitutes the entire agreement
               ----------------
between Borrower and Tenant with respect to the Property, and Tenant claims no rights of any kind whatsoever with respect to the Property, other than as set forth in the Lease.

          3.5  Minimum Rent.  The "Basic Annual Rent" under the Lease is
               ------------
$679,917.30, subject to any escalation, percentage rent and/or common area maintenance charges provided in the Lease.

          3.6  No Deposits or Prepaid Rent.  No deposits or prepayments of rent
               ---------------------------
have been made in connection with the Lease, except as follows None.

          3.7  No Other Assignment.  Tenant has received no notice, and is not
               -------------------
otherwise aware of, any other assignment of the landlord's interest in the Lease.

          3.8  No Purchase Option or Refusal Rights.  Tenant does not have any
               ------------------------------------
option or preferential right to purchase all or any part of the Property, except as follows: Tenant has a right of first refusal set forth in Paragraph A of the Rider to the Lease and a purchase option set forth in Paragraph B of the Rider to the Lease, which rights are not subordinated or waived pursuant to Section
1.5 hereof except as provided in Section 2.3 hereof.

     4.   APPLICATION OF PURCHASE PROCEEDS.  If Tenant elects to exercise the
          --------------------------------
purchase option for which provision is made in Paragraph B of the Rider to the Lease, Tenant agrees that (a) Tenant shall give Lender at least thirty (30) days advance written notice thereof, and (b) Tenant shall pay the related purchase price, or cause the related purchase price to be paid (as the case may be), directly to Lender to the extent of the outstanding indebtedness under the Loan, and (c) the title acquired by Tenant in connection with any such transfer shall continue to be subject to the Deed of Trust unless all obligations secured by the Deed of Trust are fully and irrevocably discharged as part of the transaction effecting the transfer.

     5.   SCOPE OF RIGHT OF FIRST REFUSAL.  Tenant acknowledges and agrees that,
          -------------------------------
notwithstanding anything to the contrary in the Lease, none of the following events shall be deemed to constitute an offer to purchase the Property or any portion thereof for purposes of Paragraph A of the Rider to the Lease, and Tenant shall have no right of first refusal or other rights under Paragraph A of the Rider to the Lease as a result of any such events: (a) the judicial or nonjudicial foreclosure of the Deed of Trust; (b) the delivery of a deed in lieu of judicial or nonjudicial foreclosure of the Deed of Trust; or (c) any offer, notice, pleading, agreement, transaction or other event or condition of any kind arising out of or relating to any of the events referred to in foregoing clauses
(a) or (b).

     6.   MISCELLANEOUS.
          -------------

          6.1  Reliance by Lender.  Tenant acknowledges that the representations
               ------------------
and agreements made by Tenant to and with Lender herein constitute a material inducement to Lender to make the Loan, and that Lender would not make the Loan in the absence of this Agreement.

          6.2  Heirs, Successors and Assigns.  The covenants herein shall be
               -----------------------------
binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto. Whenever necessary or appropriate to give logical meaning to a provision of this Agreement, the term "Borrower" shall be deemed to mean the then current owner of the Property and the landlord's interest in the Lease.

          6.3  Addresses; Request for Notice.  All notices and other
               -----------------------------
communications that are required or permitted to be given to a party under this Agreement shall be in writing and shall be sent to such party, either by personal delivery, by overnight delivery service, by certified first class mail, return receipt requested, or by facsimile transmission, to the address or facsimile number below. All such notices and communications shall be effective upon receipt of such delivery or facsimile transmission. The addresses and facsimile numbers of the parties shall be:

Tenant:                                 Lender:

MYRIAD GENETICS, INC.                   Wells Fargo Bank, National Association
320 Wakara Way                          Real Estate Group (AU #2692)
Salt Lake City, Utah  84108             400 Capitol Mall, Suite 700
Attn: Jay Moyes                         Sacramento, California 95814
FAX No.: (801) 584-3640                 FAX NO: (916) 442-4295

provided, however, any party shall have the right to change its address for
--------  -------
notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

          6.5  Section Headings.  Section headings in this Agreement are for
               ----------------
convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

        6.6  Attorneys' Fees.  If any legal action, suit or proceeding is
             ---------------
commenced between Tenant and Lender regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment.
If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

   7.   INCORPORATION.  Exhibit A and the Borrower's Consent are attached hereto
        -------------
and incorporated herein by this reference.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER
        TO OBTAIN A LOAN, THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN THE IMPROVEMENT OF THE PROPERTY.

                   "Lender"                        "Tenant"

        WELLS FARGO BANK, NATIONAL            MYRIAD GENETICS, INC.
        ASSOCIATION

        By /s/ Ted Bodnar                     By /s/ Jay M. Moyes
           -----------------------------         ------------------------------
        Name: Ted bodnar, Vice President         Name: Jay M. Moyes
                                                 Title: Chief Financial Officer


IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.


                                OWNER'S CONSENT
                                ---------------


     The undersigned, which leases the Property and the landlord's interest in the Lease, hereby consents to the execution of the foregoing SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, and to implementation of the agreements and transactions provided for therein.

                                        "Borrower"


                                        BOYER RESEARCH PARK ASSOCIATES VI, L.C.

                                        By:  The Boyer Company, L.C.,
                                             a Utah limited liability company
                                        Its Manager


                                             By:  /s/ Kem C. Gardner
                                                  ------------------------------
                                                  Kem C. Gardner,
                                                  President and Manager

STATE OF CALIFORNIA   )
                      :  ss.
COUNTY OF SACRAMENTO  )

     The foregoing SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT was acknowledged before me this 24th day of August, 1998, by Ted Bodnar, Vice President of Wells Fargo Bank, National Association.


                              /s/ Lillian M Muncy
                              ------------------------------------
                              NOTARY PUBLIC
                              Residing at:c/o Wells Fargo Bank, Sacramento, CA
                                          ------------------------------------

My Commission Expires:
11-5-99
-------


STATE OF UTAH         )
                      :  ss.
COUNTY OF SALT LAKE   )

          The foregoing SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT was acknowledged before me this 24th day of August, 1998, by Jay Moyes, Chief Financial Officer of Myriad Genetics, Inc., a Delaware corporation.


                              /s/ Diana Raitt
                              ------------------------------------
                              NOTARY PUBLIC
                              Residing at:320 Wakara Way, SLC, UT 84108
                                          -----------------------------

My Commission Expires:
3-24-2001
---------


STATE OF UTAH         )
                      :  ss.
COUNTY OF SALT LAKE   )

          The foregoing SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT was acknowledged before me this 25th day of August, 1998, by Kem C. Gardner, President and Manager of The Boyer Company, L.C., a Utah limited liability company, Manager of Boyer Research Park Associates VI, L.C., a Utah limited liability company.


                              Kimberly Gardner
                              ------------------------------------
                              NOTARY PUBLIC
                              Residing at:Salt Lake City
                                          --------------

My Commission Expires:
10-11-99
--------

                                                                    EXHIBIT A
                                                                Loan No. 2537

                                   EXHIBIT A
                                   ---------

                           (Description of Property)

     EXHIBIT A to SUBORDINATION AGREEMENT AND ESTOPPEL, NON-DISTURBANCE AND ATTORNMENT AGREEMENT dated as of JUNE 24, 1998, executed by MYRIAD GENETICS, INC., a Delaware corporation, as "Tenant", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

All that certain real property located in the County of Salt Lake, State of Utah, described as follows:

     A Parcel of land which is located within the Northwest quarter of Section 3, Township 1 South, Range 1 East, Salt
     Lake Base and Meridian, said parcel being more particularly described as follows:

     A. Beginning at a point which is North 82 degrees 17'08" West 53.33 feet from a Salt Lake City Monument in the intersection of Wakara Way (2235 East) and Colorow Drive (2410 East) using as a basis of bearing the Salt Lake City Monument in the intersection of Tabby Lane (2330 East) and Colorow Drive (2410 East) which bearing is South 35 degrees 21'39" East, which beginning point is on the right-of-way corner of Wakara Way and is also North 43 degrees 07'03" West 3865.93 and North 82 degrees 17'08" West 53.33 feet from the Southeast Corner Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian; running thence North 44 degrees 13'33" West 16.63 feet; thence North 45 degrees 45'00" East 16.74 feet; thence North 44 degrees 15'00" West
     171.77 feet; thence North 45 degrees 45'00" East 21.15; thence North 44 degrees 15'00" West 70.99 feet; thence North 45 degrees 45'00" East 327.50 feet; thence South 67 degrees 42'00" East 18.27 feet to a non-radial curve with a radius of 225.00 feet, which radius bears South 67 degrees 50'48" East; thence Southerly along said curve to a distance of
     171.88 feet to a reverse curve, with a radius of 200.00 feet, which radius bears South 68 degrees 22'50" West; thence Southwesterly along said curve 232.67 feet; thence South 45 degrees 45'00" West 72.97 feet to the point of beginning.

     B. Together with the following parcel beginning at a point which is North 82 degrees 17'08" West 53.33 feet and South 45 degrees 45'00" West 73.93 feet from a Salt Lake City Monument in the intersection of Wakara Way (2235 East) and Colorow Drive (2410 East) using as a basis of bearing the Salt Lake City Monument in the intersection of Tabby Lane (2330 East) and Colorow Drive (2410 East) which bearing is South 35 degrees 21'39" East, which beginning point is on the right-of-way corner of Wakara Way and is also North 43 degrees 07'03" West 3865.93 feet and North 82 degrees 17'08" West 53.33 feet and South 45 degrees 45'00" West 73.93 feet from the Southeast Corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian and running thence South 45 degrees 45'00" West 162.31 feet; thence North 44 degrees 15'00" West 64.26 feet; thence North 00 degrees 45'00" East 143.01 feet; thence North 45 degrees 45'00" East
     61.19 feet; thence South 44 degrees 15'00" East 165.39 feet to the point of beginning.